SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   June 10, 2004
                                                    (March 22, 2004)


                        Bio Solutions Manufacturing, Inc.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    New York
          ------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            000-33229                                        16-1576984
------------------------------------              ------------------------------
    (Commission File Number)                      (I.R.S. Employer
                                                           Identification No.)


                    1161 James Street, Hattiesburg, MS 39401
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (601) 582-4000
          ------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                 Single Source Financial Services Corporation
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     This Form 8-K/A amends Form 8-K/A filed on June 2, 2004, by the Registrant. The purpose of this amendment to Form 8-K/A is to provide pro forma financial information for the Registrant and Bio Solutions Production, Inc., formerly Bio Solutions Manufacturing, Inc., a Nevada corporation, as required by Item 7 of Form 8-K.


ITEM #1- CHANGE IN CONTROL OF REGISTRANT

     Not Applicable

ITEM #2- ACQUISITION OR DISPOSITION OF ASSETS

     Not Applicable

ITEM #3 - BANKRUPTCY OR RECEIVERSHIP

     Not Applicable

ITEM #4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not Applicable

ITEM #5 - OTHER EVENTS

     Not Applicable

ITEM #6 - RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Not Applicable

ITEM #7 - FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Information

     On March 18, 2004, Bio Solutions Manufacturing, Inc. (the "Registrant", a New York corporation, formerly named Single Source Financial Services Corporation), acquired all of the outstanding common stock of Bio Solutions Production, Inc. ("Production", a Nevada corporation, formerly named Bio Solutions Manufacturing, Inc.) for 12,645,000 shares of the Registrant's common stock. On March 1, 2004, Production acquired certain operating assets and assumed certain liabilities of Bio Solutions International, Inc. pursuant to the terms of an Asset Purchase Agreement.

     The accompanying unaudited pro forma financial statements includes the Registrant (titled "Registrant"), Production (titled "Production"), and pro forma adjustments. The balance sheet has been presented as of January 31, 2004 for the Registrant, and December 31, 2003 for Production. The pro forma annual statement of operations are for the years ending October 31, 2003 for the Registrant, and December 31, 2003 for Production. The pro forma quarter statement of operations are for the three months ending January 31, 2004 for the Registrant, and December 31, 2003 for Production.

     The condensed pro forma financial statements should be read in conjunction with the audited financial statement and related notes for the Registrant.

     (b) Pro Forma Consolidated Financial Data

     The unaudited pro forma consolidated balance sheet of the Registrant and Production as of January 31, 2004 is based on historical balance sheets. The adjustments are provided to reflect, on a pro forma basis, the allocation of the purchase price of the Production assets to fair market value and the deletion of discontinued operations of the Registrant.

     The unaudited pro forma statements of operations are the historical financial statements of the Registrant and allocated historical results of Production. The pro forma information is not necessarily indicative of the results of operations that would have been reported had such events occurred on the dates indicated, nor is it indicative of the results of Registrant's future operations.

                        Bio Solutions Manufacturing Inc.
                       Proforma Consolidated Balance Sheet
                                    Unaudited

                                                             "Registrant"  "Production"      Proforma       Proforma
                                                             3 Mo. Ended    3 Mo. Ended    Adjustments    Consolidated
                                                              January 31    December 31
                                                                2004           2003
                                                           ------------------------------------------------------------

               ASSETS
 CURRENT ASSETS
        Cash                                                $       3,128  $         -      $        -    $     3,128
        Inventory                                                       -       41,968               -         41,968
        Loans Receivable Related Party                            266,500            -               -        266,500
                                                            ---------------------------------------------------------
               Total current assets                               269,628       41,968               -        311,596

 PROPERTY AND EQUIPMENT
           Property & equipment                                    13,648      416,972               -        430,620
            Accumulated depreciation                               10,429       79,427     a   (12,455)        77,401
                                                            ---------------------------------------------------------
               Net property & Equipment                             3,219      337,545          12,455        353,219
                                                            ---------------------------------------------------------

 OTHER NON-CURRENT ASSETS
        Security Deposit                                                -        3,000               -          3,000
        Product Formulation                                             -       50,000     b   400,000        450,000
                                                            ---------------------------------------------------------
               Total non-current assets                                 -       53,000         400,000        453,000
                                                            ---------------------------------------------------------

 Total assets                                               $     272,847  $   432,513      $  412,455   $  1,117,815
                                                            =========================================================
               LIABILITIES AND STOCKHOLDERS' EQUITY
 CURRENT LIABILITIES
        Accounts payable and accruals                       $      32,884  $   314,527      $       -    $    347,411
        Income taxes payable                                        1,644            -              -           1,644
        Loans Payable-other                                       579,988            -              -         579,988
        Current portion of long term debt-related parties         728,773            -              -         728,773
        Net Liabilities of discontinued operations                 84,961            -     c  (84,961)              -
                                                            ---------------------------------------------------------

               Total current liabilities                        1,428,250      314,527        (84,961)      1,657,816

 LONG TERM LIABILITIES
        Long term debt- related parties                           174,001            -              -         174,001
                                                            ---------------------------------------------------------

               Total long term liabilities                        174,001            -              -         174,001
                                                            ---------------------------------------------------------

 Total liabilities                                              1,602,251      314,527        (84,961)      1,831,817
                                                            ---------------------------------------------------------

 STOCKHOLDERS' EQUITY
        Preferred stock no par value, 10,000,000
             authorized, 0 issued                                       -           -               -               -
        Common stock, $0.001 par value, 100,000,000
             authorized                                             1,000       1,265     d    11,380          13,645
        Additional Paid In Capital                              1,180,164     116,721         401,075       1,697,960
        (Accumulated Deficit)                                  (2,510,568)          -     c    84,961      (2,425,607)
                                                            ---------------------------------------------------------

               Total Stockholders' Equity (Deficit)            (1,329,404)    117,986         497,416        (714,002)
                                                            ---------------------------------------------------------

 Total Liabilities and Stockholders' Equity (Deficit)       $     272,847   $ 432,513      $  412,455   $   1,117,815
                                                            =========================================================

                        Bio Solutions Manufacturing Inc.
                  Proforma Consolidated Statement of Operations
                       For the Year Ended October 31, 2003
                                    Unaudited


                                                            "Registrant"    "Production"          Proforma       Proforma
                                                            3 Mo. Ended      3 Mo. Ended        Adjustments    Consolidated
                                                            October 31      December 31
                                                               2003             2003
                                                          ------------------------------------------------------------------
 REVENUES                                                  $            -  $     248,124       $          -    $     248,124

 COST OF GOODS SOLD                                                     -        142,445                  -          142,445
                                                           -----------------------------------------------------------------

               Gross profit                                             -        105,679                  -          105,679

 OPERATING EXPENSES                                               141,935        243,908                  -          385,843
                                                           -----------------------------------------------------------------

Net income (loss) before other income (expenses) and
 provision for income taxes                                      (141,935)      (138,229)                 -         (280,164)

 OTHER INCOME (EXPENSE)
        (Loss) on discontinued operations                        (127,365)             -      c     127,365                -
        Interest income                                             1,387              -                  -            1,387
                                                           -----------------------------------------------------------------

               Total other income (expense)                      (125,978)             -            127,365            1,387
                                                           -----------------------------------------------------------------

 Net income (loss) before provision for income taxes             (267,913)      (138,229)           127,365         (278,777)

 Provision for income taxes                                         1,800              -                  -            1,800
                                                           -----------------------------------------------------------------

 Net income (loss)                                         $     (269,713) $    (138,229)     $     127,365    $    (280,577)
                                                           =================================================================
 Net income (loss) per weighted average share                       (0.37)                                             (0.02)
                                                           ==============                                       ============
 Weighted average number of shares                                724,403                    d   12,645,000        13,369,403
                                                           ==============                    ================================

                        Bio Solutions Manufacturing Inc.
                  Proforma Consolidated Statement of Operations
                     For the 3 Months Ended January 31, 2004
                                    Unaudited


                                                            "Registrant"    "Production"          Proforma       Proforma
                                                            3 Mo. Ended      3 Mo. Ended        Adjustments    Consolidated
                                                             January 31      December 31
                                                               2004             2003
                                                          -----------------------------------------------------------------
 REVENUES                                                  $          -   $       78,441      $           -   $     78,441

 COST OF GOODS SOLD                                                   -           54,278                  -          54,278
                                                          -----------------------------------------------------------------

               Gross profit                                           -           24,163                  -          24,163

 OPERATING EXPENSES                                              57,311           61,756                  -         119,067
                                                          -----------------------------------------------------------------

 Net income (loss) before other income (expenses) and
 provision for income taxes                                     (57,311)         (37,593)                 -         (94,904)

 OTHER INCOME (EXPENSE)
        (Loss) on discontinued operations                       (13,555)               -     c       13,555               -
        Interest income                                               -                -                  -               -
                                                          -----------------------------------------------------------------

               Total other income (expense)                     (13,555)               -             13,555               -
                                                          -----------------------------------------------------------------

 Net income (loss) before provision for income taxes            (70,866)         (37,593)            13,555         (94,904)

 Provision for income taxes                                           -                -                  -               -
                                                          -----------------------------------------------------------------

 Net income (loss)                                        $     (70,866)  $      (37,593)      $     13,555   $     (94,904)
                                                          =================================================================
 Net income (loss) per weighted average share             $       (0.07)                                      $       (0.01)
                                                          =============                                       =============
 Weighted average number of shares                              986,243                       d  12,645,000      13,631,243
                                                          =============                        ============================



                        Bio Solutions Manufacturing, Inc.
                             Pro Forma Adjustements


a)   Pro forma adjustment of net fixed assets to fair market value of $350,000

b)   Pro  forma  adjustment  of  product  formulation  to fair  market  value of
     $450,000

c)   Pro forma deletion of discontinued operation liabilities

d) Adjustment for purchase of Bio Solutions Production, Inc. with 12,645,000 shares of Registrant $.001 par value common stock.

     (c) Exhibits

Exhibit No.    Description
----------------------------------------------------------------------

31.1     *     Certification  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002.

31.2     *     Certification  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002.

32.1     *     Certification  pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002.

32.2     *     Certification  pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002.

---------------------
*    Filed Herewith.


Item 7A. CONTROLS AND PROCEDURES.

     As required by Rule 13a-15 under the Exchange Act, within the 90 days prior to the filing date of this report, the Company carried out an evaluation of the effectiveness of the design and operation of the Company's disclosure controls and procedures. This evaluation was carried out under the supervision and with the participation of the Company's management, including the Company's President, Chief Executive and Chief Financial Officer. Based upon that evaluation, the Company's President, Chief Executive and Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective. There have been no significant changes in the Company's internal controls or in other factors, which could significantly affect internal controls subsequent to the date the Company carried out its evaluation.

     Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in Company reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in Company reports filed under the Exchange Act is accumulated and communicated to management, including the Company's Chief Executive and Chief Financial Officer as appropriate, to allow timely decisions regarding required disclosure.


ITEM #8 - CHANGE IN FISCAL YEAR

           Not Applicable



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        Bio Solutions Manufacturing, Inc.
                                  (Registrant)



Date: June 10, 2004             By: /s/ Krish V. Reddy
                                    --------------------------------
                                        Krish V. Reddy, Ph.D.,
                                        President